EXHIBIT 99.1

KRAMER LEVIN NAFTALIS & FRANKEL LLP
Kenneth H. Eckstein
Adam C. Rogoff
Douglas H. Mannal
Stephen D. Zide
1177 Avenue of the Americas
New York, New York 10036
Telephone: (212) 715-9100
Facsimile: (212) 715-8000
Counsel for the Debtors

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re:	:	Chapter 11
:
GENERAL MARITIME CORPORATION, et al.,	:	Case No. 11-15285 (MG)

Debtors.	:	Jointly Administered
x

CONSOLIDATED MONTHLY OPERATING REPORT
FOR THE PERIOD MARCH 1, 2012 THROUGH MARCH 31, 2012

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

X
In re:	:	Chapter 11
GENERAL MARITIME COPORATION, et al.	:
	:	Case No. 11-15285
:
Debtors	:	Joint Administration Proceeding
X

Monthly Operating Report for the Period
From March 1, 2012 through March 31, 2012

Debtors' Address:	299 Park Avenue
New York, NY 10171

Debtors' Attorneys:	Kramer Levin Naftalis & Frankel LP
1177 Avenue of the Americas
New York, NY 10036

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Jeffrey D. Pribor	4/30/2012
Jeffrey D. Pribor	Date
EVP and Chief Financial Officer
General Maritime Corporation

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

		Federal Tax I.D. #	66-0716485

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4	X
Listing of Aged Accounts Payable			X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Taxes Reconciliation and Aging (See MOR 7)	MOR-5		X
Payments to Insiders and Professional	MOR-6	X
Post Petition Status of Secured Notes, Leases Payable	MOR-6	X
Debtor Questionnaire	MOR-7	X

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report includes activity from the following Debtors:

Debtor	Case Number
Arlington Tankers Ltd.	11-15289
Arlington Tankers, LLC	11-15335
Companion Ltd.	11-15331
Compatriot Ltd.	11-15332
Concept Ltd.	11-15339
Concord Ltd.	11-15337
Consul Ltd.	11-15333
Contest Ltd.	11-15338
General Maritime Corporation	11-15285
General Maritime Investments LLC	11-15290
General Maritime Management LLC	11-15293
General Maritime Subsidiary Corporation	11-15287
General Maritime Subsidiary II Corporation	11-15288
General Maritime Subsidiary NSF Corporation	11-15291
General Product Carriers Corporation	11-15336
GMR Administration Corporation	11-15292
GMR Agamemnon LLC	11-15294
GMR Ajax LLC	11-15295
GMR Alexandra LLC	11-15296
GMR Argus LLC	11-15297
GMR Atlas LLC	11-15322
GMR Chartering LLC	11-15286
GMR Concept LLC	11-15342
GMR Concord LLC	11-15340
GMR Constantine LLC	11-15298
GMR Contest LLC	11-15341
GMR Daphne LLC	11-15299
GMR Defiance LLC	11-15300
GMR Elektra LLC	11-15301
GMR George T LLC	11-15302
GMR GP LLC	11-15303
GMR Gulf LLC	11-15304
GMR Harriet G LLC	11-15305
GMR Hercules LLC	11-15323
GMR Hope LLC	11-15306
GMR Horn LLC	11-15307
GMR Kara G LLC	11-15308
GMR Limited LLC	11-15309
GMR Maniate LLC	11-15324
GMR Minotaur LLC	11-15310
GMR Orion LLC	11-15311
GMR Phoenix LLC	11-15312
GMR Poseidon LLC	11-15325
GMR Princess LLC	11-15313
GMR Progress LLC	11-15314
GMR Revenge LLC	11-15315
GMR Spartiate LLC	11-15326
GMR Spyridon LLC	11-15317
GMR St. Nikolas LLC	11-15316
GMR Star LLC	11-15318
GMR Strength LLC	11-15319
GMR Trader LLC	11-15320
GMR Trust LLC	11-15321
GMR Ulysses LLC	11-15327
GMR Zeus LLC	11-15328
Victory Ltd.	11-15330
Vision Ltd.	11-15329

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

				Receipts
			Intercompany	Excluding
Debtor	Case Number	Total Receipts	Receipts1	Intercompany
GMR Minotaur LLC	11-15310	$1,839,154.62	$505,276.78	$1,333,877.84
GMR Constantine LLC	11-15298	7,305.52	7,305.52	-
GMR Ajax LLC	11-15295	1,031,161.32	609,272.45	421,888.87
GMR Agamemnon LLC	11-15294	1,985,645.21	649,785.87	1,335,859.34
GMR Alexandra LLC	11-15296	748,228.63	746,766.11	1,462.52
GMR Orion LLC	11-15311	4,328,470.71	626,322.61	3,702,148.10
GMR Gulf LLC	11-15304	259,025.75	73,589.08	185,436.67
GMR Phoenix LLC	11-15312	4,535,230.85	2,044,846.28	2,490,384.57
GMR Argus LLC	11-15297	1,966,858.95	1,799,153.19	167,705.76
GMR Spyridon LLC	11-15317	3,090,321.91	2,188,211.46	902,110.45
GMR Horn LLC	11-15307	1,913,495.23	1,911,862.03	1,633.20
GMR Hope LLC	11-15306	4,529,101.41	347,932.61	4,181,168.80
GMR Princess LLC	11-15313	120.00	120.00	-
GMR Progress LLC	11-15314	144.00	144.00	-
GMR Revenge LLC	11-15315	(1,511.90)	-1,511.90	-
GMR Strength LLC	11-15319	913,354.50	290,854.50	622,500.00
GMR Defiance LLC	11-15300	698,900.83	291,295.75	407,605.08
GMR Harriet G LLC	11-15305	964,242.84	326,533.47	637,709.37
GMR Kara G LLC	11-15308	2,442,645.90	2,088,219.79	354,426.11
GMR George T LLC	11-15302	3,958,896.58	316,927.41	3,641,969.17
GMR St. Nikolas LLC	11-15316	2,167,345.09	225,735.95	1,941,609.14
GMR Daphne LLC	11-15299	1,285,920.43	1,274,259.58	11,660.85
GMR Elektra LLC	11-15301	871,798.36	739,960.89	131,837.47
GMR Contest LLC	11-15341	914,199.05	452,709.05	461,490.00
GMR Concept LLC	11-15342	910,713.95	476,713.95	434,000.00
GMR Concord LLC	11-15340	819,500.43	428,027.11	391,473.32
Consul Ltd.	11-15333	638,463.98	247,810.03	390,653.95
Victory Ltd.	11-15330	1,395,126.09	727,264.64	667,861.45
Vision Ltd.	11-15329	574,843.63	574,843.63	-
Compatriot Ltd.	11-15332	722,485.55	228,378.05	494,107.50
Companion Ltd.	11-15331	554,035.15	554,035.15	-
GMR Zeus LLC	11-15328	712,970.00	240,060.00	472,910.00
GMR Hercules LLC	11-15323	2,245,256.89	778,228.12	1,467,028.77
GMR Atlas LLC	11-15322	782,892.75	250,488.00	532,404.75
GMR Ulysses LLC	11-15327	295,464.09	262,047.60	33,416.49
GMR Poseidon LLC	11-15325	1,484,331.15	1,040,922.71	443,408.44
GMR Maniate LLC	11-15324	2,932,725.45	1,340,621.52	1,592,103.93
GMR Spartiate LLC	11-15326	4,279,531.83	1,467,459.62	2,812,072.21
GMR Administration Corporation	11-15292	-	0.00	-
Arlington Tankers Ltd.	11-15289	156.00	156.00	-
General Maritime Subsidiary Corporation	11-15287	43,231,967.40	36,231,809.29	7,000,158.11
General Maritime Management LLC	11-15293	315,183.90	315,183.90	-
General Maritime Subsidiary II Corporation	11-15288	1,110,261.81	1,110,261.81	-
General Maritime Corporation	11-15285	348,373.12	348,373.12	-
GMR Star LLC	11-15318	-	0.00	-

Total Cash Receipts		$103,804,338.96	$64,138,256.73	$39,666,082.23

Notes
1 - Intercompany Receipts includes transfers from Debtor entities.  No transfers from non-Debtor entities are included in these amounts.

In re	General Maritime Corporation, et al.	Case No.	Case No.	11-15285
	Debtor	Reporting Period:	Reporting Period:	3/1/12 - 3/31/12

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

				Disbursements
		Total	Intercompany	Excluding
Debtor	Case Number	Disbursements	Disbursements1	Intercompany
GMR Minotaur LLC	11-15310	$(1,839,154.62)	(1,333,877.84)	$(505,276.78)
GMR Constantine LLC	11-15298	(7,305.52)	-	(7,305.52)
GMR Ajax LLC	11-15295	(1,031,161.32)	(421,888.87)	(609,272.45)
GMR Agamemnon LLC	11-15294	(1,985,645.21)	(1,335,859.34)	(649,785.87)
GMR Alexandra LLC	11-15296	(748,228.63)	(1,462.52)	(746,766.11)
GMR Orion LLC	11-15311	(4,328,470.71)	(3,702,148.10)	(626,322.61)
GMR Gulf LLC	11-15304	(259,025.75)	(185,436.67)	(73,589.08)
GMR Phoenix LLC	11-15312	(4,535,230.85)	(2,490,384.57)	(2,044,846.28)
GMR Argus LLC	11-15297	(1,966,858.95)	(167,585.76)	(1,799,273.19)
GMR Spyridon LLC	11-15317	(3,090,321.91)	(902,110.45)	(2,188,211.46)
GMR Horn LLC	11-15307	(1,913,495.23)	(1,633.20)	(1,911,862.03)
GMR Hope LLC	11-15306	(4,529,101.41)	(4,181,168.80)	(347,932.61)
GMR Princess LLC	11-15313	(120.00)	-	(120.00)
GMR Progress LLC	11-15314	(144.00)	-	(144.00)
GMR Revenge LLC	11-15315	1,511.90	-	1,511.90
GMR Strength LLC	11-15319	(913,354.50)	(622,500.00)	(290,854.50)
GMR Defiance LLC	11-15300	(698,900.83)	(407,605.08)	(291,295.75)
GMR Harriet G LLC	11-15305	(964,242.84)	(637,709.37)	(326,533.47)
GMR Kara G LLC	11-15308	(2,442,645.90)	(354,426.11)	(2,088,219.79)
GMR George T LLC	11-15302	(3,958,896.58)	(3,641,969.17)	(316,927.41)
GMR St. Nikolas LLC	11-15316	(2,167,345.09)	(1,941,609.14)	(225,735.95)
GMR Daphne LLC	11-15299	(1,285,920.43)	(11,660.85)	(1,274,259.58)
GMR Elektra LLC	11-15301	(871,798.36)	(131,837.47)	(739,960.89)
GMR Contest LLC	11-15341	(914,199.05)	(461,490.00)	(452,709.05)
GMR Concept LLC	11-15342	(910,713.95)	(434,000.00)	(476,713.95)
GMR Concord LLC	11-15340	(819,500.43)	(391,473.32)	(428,027.11)
Consul Ltd.	11-15333	(638,463.98)	(390,653.95)	(247,810.03)
Victory Ltd.	11-15330	(1,395,126.09)	(667,861.45)	(727,264.64)
Vision Ltd.	11-15329	(574,843.63)	-	(574,843.63)
Compatriot Ltd.	11-15332	(722,485.55)	(494,107.50)	(228,378.05)
Companion Ltd.	11-15331	(554,035.15)	-	(554,035.15)
GMR Zeus LLC	11-15328	(712,970.00)	(472,910.00)	(240,060.00)
GMR Hercules LLC	11-15323	(2,245,256.89)	(1,467,028.77)	(778,228.12)
GMR Atlas LLC	11-15322	(782,892.75)	(532,404.75)	(250,488.00)
GMR Ulysses LLC	11-15327	(295,464.09)	(33,416.49)	(262,047.60)
GMR Poseidon LLC	11-15325	(1,484,331.15)	(443,408.44)	(1,040,922.71)
GMR Maniate LLC	11-15324	(2,932,725.45)	(1,592,103.93)	(1,340,621.52)
GMR Spartiate LLC	11-15326	(4,279,531.83)	(2,812,072.21)	(1,467,459.62)
GMR Administration Corporation	11-15292	-	-	-
Arlington Tankers Ltd.	11-15289	(156.00)	-	(156.00)
General Maritime Subsidiary Corporation	11-15287	(39,141,559.25)	(31,472,452.61)	(7,669,106.64)
General Maritime Management LLC	11-15293	(315,183.90)	-	(315,183.90)
General Maritime Subsidiary II Corporation	11-15288	(1,110,261.81)	-	(1,110,261.81)
General Maritime Corporation	11-15285	(348,373.12)	-	(348,373.12)
GMR Trader LLC	11-15320	-	-	-
GMR Star LLC	11-15318	-	-	-
GMR Trust LLC	11-15321	-	-	-
Contest Ltd.	11-15338	-	-	-
Concept Ltd.	11-15339	-	-	-
Concord Ltd.	11-15337	-	-	-
Arlington Tankers, LLC	11-15335	-	-	-
General Maritime Subsidiary NSF Corporation	11-15291	-	-	-
GMR Chartering LLC	11-15286	-	-	-
General Maritime Investments LLC	11-15290	-	-	-
General Product Carriers Corporation	11-15336	-	-	-
GMR GP LLC	11-15303	-	-	-
GMR Limited LLC	11-15309	-	-	-

Total Cash Disbursements		$(99,713,930.81)	$(64,138,256.73)	$(35,575,674.08)

Notes
1 - Intercompany Disbursements includes transfers to Debtor entities.  No transfers to non-Debtor entities are included in these amounts.

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

BANK RECONCILIATIONS 1,2

			Bank Acct. No.
Debtor	Case Number	Bank Account Description	(Last 4 Digits)	Balance
GMR Minotaur LLC	11-15310	Operating	8801	$0.00
GMR Constantine LLC	11-15298	Operating	9601	(0.00)
GMR Ajax LLC	11-15295	Operating	8901	(95.75)
GMR Agamemnon LLC	11-15294	Operating	7101	0.00
GMR Alexandra LLC	11-15296	Operating	4901	(0.00)
GMR Orion LLC	11-15311	Operating	2001	0.00
GMR Gulf LLC	11-15304	Operating	2001	0.00
GMR Phoenix LLC	11-15312	Operating	2001	(0.00)
GMR Argus LLC	11-15297	Operating	2001	0.00
GMR Spyridon LLC	11-15317	Operating	2001	-
GMR Horn LLC	11-15307	Operating	2001	0.00
GMR Hope LLC	11-15306	Operating	2001	(0.00)
GMR Princess LLC	11-15313	Operating	2001	0.00
GMR Progress LLC	11-15314	Operating	2001	(0.00)
GMR Revenge LLC	11-15315	Operating	2001	0.00
GMR Strength LLC	11-15319	Operating	2001	(0.00)
GMR Defiance LLC	11-15300	Operating	2001	(0.00)
GMR Harriet G LLC	11-15305	Operating	2001	(0.00)
GMR Kara G LLC	11-15308	Operating	2001	0.00
GMR George T LLC	11-15302	Operating	3001	(0.00)
GMR St. Nikolas LLC	11-15316	Operating	2001	0.00
GMR Daphne LLC	11-15299	Operating	2001	0.00
GMR Elektra LLC	11-15301	Operating	2001	0.00
Consul Ltd.	11-15333	Operating	2001	(0.00)
Victory Ltd.	11-15330	Operating	2001	(0.00)
Vision Ltd.	11-15329	Operating	2001	(0.00)
Compatriot Ltd.	11-15332	Operating	2001	0.00
Companion Ltd.	11-15331	Operating	2001	0.00
GMR Zeus LLC	11-15328	Operating	2001	0.00
GMR Hercules LLC	11-15323	Operating	2001	-
GMR Atlas LLC	11-15322	Operating	2001	(0.00)
GMR Ulysses LLC	11-15327	Operating	2001	0.00
GMR Poseidon LLC	11-15325	Operating	2001	0.00
GMR Maniate LLC	11-15324	Operating	2001	0.00
GMR Spartiate LLC	11-15326	Operating	2001	0.00
GMR Administration Corporation	11-15292	Operating	2001	-
Arlington Tankers Ltd.	11-15289	Operating	2001	(0.00)
General Maritime Subsidiary Corporation	11-15287	Operating	3005	(651.84)
General Maritime Subsidiary Corporation	11-15287	Operating	8193	29,298.55
General Maritime Subsidiary Corporation	11-15287	Operating	2102	0.00
General Maritime Subsidiary Corporation	11-15287	Operating	8001	541,775.62
General Maritime Subsidiary Corporation	11-15287	Operating	3015	19,423,821.01
General Maritime Subsidiary Corporation	11-15287	Operating	3101	696,503.93
General Maritime Management LLC	11-15293	Operating	2001	(0.00)
General Maritime Subsidiary II Corporation	11-15288	Operating	2001	(0.00)
General Maritime Corporation	11-15285	Operating	2001	0.00

				$20,690,651.52

Notes

1 - The Debtors have not included copies of bank statements or cash disbursements journals due to the voluminous nature of such documents.
2 - The Debtors reconcile their bank accounts on a monthly basis.

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

STATEMENT OF OPERATIONS (Income Statement)

	Month ended March 31, 2012		November 17 through March 31, 2012
VOYAGE REVENUES:
Voyage revenues	$28,414,447		$114,901,542

OPERATING EXPENSES:
Voyage expenses	16,476,919		57,932,100
Direct vessel expenses	9,581,985		38,233,900
Bareboat lease expense	836,945		3,671,759
General and administrative	2,874,682		11,094,513
Depreciation and amortization	7,941,826		34,242,035
Gain on disposal of vessels and vessel equipment	-		(92,237)
Total operating expenses	37,712,357		145,082,070
OPERATING LOSS	(9,297,910)		(30,180,528)

OTHER (EXPENSE) INCOME:
Interest expense, net	(4,991,313)		(26,665,600)
Other income	8,468		2,066,881
Reorganization items, net	(5,955,389	)A	(82,985,107)
Net other expense	(10,938,234)		(107,583,826)
Net loss	$(20,236,144)		$(137,764,354)

The accompanying notes are an integral part of the financial statements.

A	Reorganization items, net consists of professional fees incurred.

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

BALANCE SHEET

	March 31,
	2012

ASSETS
CURRENT ASSETS:
Cash	$20,690,652
Due from charterers, net	32,310,866
Prepaid expenses and other current assets	40,479,387
Total current assets	93,480,905

NONCURRENT ASSETS:
Vessels, net of accumulated depreciation	1,491,456,427
Other fixed assets, net	11,124,239
Deferred drydock costs, net	26,820,179
Deferred financing costs, net	33,383,507
Due from affiliated companies	817,402
Other assets	15,576,183
Total noncurrent assets	1,579,177,937
TOTAL ASSETS	$1,672,658,842

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$49,052,140
Current portion of long-term debt	923,268,000
Deferred voyage revenue	57,500
Derivative liability	2,868,518
Total current liabilities	975,246,158
NONCURRENT LIABILITIES:
Other noncurrent liabilities	5,187,826
Derivative liability and Warrants	1,229,801
Liabilities subject to compromise	534,154,348	A
Total noncurrent liabilities	540,571,975
TOTAL LIABILITIES	1,515,818,133

SHAREHOLDERS' EQUITY	156,840,709
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,672,658,842

The accompanying notes are an integral part of the financial statements.

A   Liabilities subject to compromise consist of the following:

Par value and accrued interest on Senior Notes	$318,100,000
Par value and accrued interest on Oaktree Credit Facility	$214,584,348
Pre-petition amounts due to suppliers, agents and brokers	1,470,000
$534,154,348

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

STATUS OF POST-PETITION TAXES 1,2

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding	$-	$108,487.69	$108,487.69			$-
FICA-Employee	-	28,867.80	28,867.80			-
FICA-Employer	-	38,839.65	38,839.65			-
Unemployment	-	28.68	28.68			-
Income	-	-	-			-
Other:_____________	-	-	-			-
Total Federal Taxes	-	176,223.82	176,223.82			-
State and Local
Withholding	-	39,099.06	39,099.06			-
Sales	-	-	-			-
Excise	-	-	-			-
Unemployment	-	209.88	209.88			-
Real Property3	-	-	-			-
Personal Property	-	-	-			-
Other:_____________	-	-	-			-
Total State and Local	-	39,308.94	39,308.94			-

Total Taxes	$-	$215,532.76	$215,532.76			$-

Notes

1 - The Debtors have not included copies of Form 6123 and tax returns filed during this period due to the voluminous nature of these reports
2 - The Debtors believe they are paying all undisputed taxes and preparing and filing all returns when due or obtaining extensions where necessary.
3 - The Debtors do not own any real property.  Real estate taxes paid by the Debtors are paid as part of an underlying lease obligation and the failure to pay such lease payments would not result in claims by the taxing authority against the Debtors.

SUMMARY OF UNPAID POST-PETITION DEBTS 1

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	$14,334,183.69	$1,307,498.88	$1,034,383.68	$226,712.44	$112,965.57	$17,015,744.26
Wages Payable	-	-	-	-	-	-
Taxes Payable	-	-	-	-	-	-
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protection Payments	-	-	-	-	-	-
Professional Fees	3,340,593.00	2,537,240.03	1,158,565.30	334,801.70	189,846.42	7,561,046.45
Amounts Due to Insiders	-	-	-	-	-	-
Other:______________						-
Other:______________						-
Total Post-petition Debts	$17,674,776.69	$3,844,738.91	$2,192,948.98	$561,514.14	$302,811.99	$24,576,790.71

Notes
1 - The Debtors believe they are paying all undisputed post-petition obligations according to terms.  Aged amounts represent items subject to valid disputes, and certain items which have been paid subsequent to the end of the reporting period.

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING 1

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$17,159,070.87
Plus: Amounts billed during the period	33,479,714.22
Less: Amounts collected during the period	(32,518,733.87)
Total Accounts Receivable at the end of the reporting period	$18,120,051.22

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$12,762,427.33				$12,762,427.33
31 - 60 days old	1,872,822.40				1,872,822.40
61 - 90 days old	847,594.93				847,594.93
91+ days old	2,637,206.56				2,637,206.56
Total Accounts Receivable	18,120,051.22	-	-	-	18,120,051.22

Less: Bad Debts (Amount considered uncollectible)	(1,736,983.07)				(1,736,983.07)

Net Accounts Receivable1	$16,383,068.15	$-	$-	$-	$16,383,068.15

Notes
1 - The Debtors have not included $15,927,798 of accrued accounts receivable that have not yet been invoiced to charterers.

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
John Tavlarios	Salary	$50,000.00	$237,500.00
John Tavlarios	Expense reimbursement	20,570.84	76,658.18
Jeffrey Pribor	Salary	34,615.38	164,423.06
Jeffrey Pribor	Expense reimbursement	1,208.27	6,827.68
John Georgiopoulos	Salary	26,923.08	127,884.63
John Georgiopoulos	Expense reimbursement	771.23	918.93
Peter Bell	Salary	26,923.08	127,884.63
Peter Bell	Expense reimbursement	2,644.00	9,721.12
Milton Gonzales	Salary	19,230.76	91,346.11
Milton Gonzales	Expense reimbursement	15,964.88	22,539.62
Brian Kerr	Salary	10,769.24	51,153.89
Brian Kerr	Bonus	7,000.00	14,000.00

TOTAL PAYMENTS TO INSIDERS		$216,620.76	$930,857.85

PROFESSIONALS
NAME	AMOUNT BILLED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL BILLED TO DATE	TOTAL UNPAID
Kramer Levin Naftalis and Frankel LLP	$1,706,176.90	$2,942,178.36	$3,660,912.26	$6,255,967.96	$2,595,055.70
Curtis, Mallet-Prevost, Colt & Molse LLP	28,391.21	180,652.71	202,269.91	344,486.85	142,216.94
Moelis & Co.	202,039.11	321,892.41	921,892.41	1,353,931.52	432,039.11
Deloitte Touche LLP	245,356.94	-	-	245,356.94	245,356.94
Deloitte Financial Advisory Services LP	57,957.33	52,376.83	52,376.83	123,245.16	70,868.33
GCG Inc.	218,845.00	114,227.00	321,600.69	688,361.97	366,761.28
White & Case LLP	-	551,288.99	1,072,832.23	1,072,832.23	-
Kirkland & Ellis LLP	1,908,428.15	-	1,403,617.70	3,312,045.85	1,908,428.15
Houlihan Lokey	151,078.23	151,739.38	613,151.45	764,229.68	151,078.23
Lazard Freres & Co. LLC	155,288.32	153,334.88	561,047.02	716,335.34	155,288.32
Jones Day	1,015,966.76	252,305.17	668,097.71	1,531,927.55	863,829.84
Lowenstein Sandler PC	247,135.91	-	-	340,691.21	340,691.21
Perella Weinberg Partners LP	125,346.00	100,594.00	201,014.00	376,360.00	175,346.00
Constantine Georgiopoulos*	-	-	-	-	-
Chalos, O’Connor & Duffy*	-	-	-	4,501.83	4,501.83
Katten Muchen Rosenman LLP*	-	-	-	-	-
Reeder & Simpson P.C.*	-	-	-	-	-
Wong Partnership*	-	-	-	3,654.19	3,654.19
Golsblat BLP*	29,532.77	-	-	32,356.77	32,356.77
Conyers Dill & Pearman*	-	-	-	-	-
Seward & Kissel*	73,573.61	37,016.69	37,016.69	110,590.30	73,573.61
George E. Henries*	-		-	-	-
TOTAL PAYMENTS TO PROFESSIONALS		$4,857,606.42	$9,715,828.90	$17,276,875.35	$7,561,046.45

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS 1

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH
DIP Principal		$-
DIP Interest		434,763.87
First Lien Secured Debt Principal		-
First Lien Secured Debt Interest		3,025,532.51
Swap Agreement Payments		-
Leases		-
Adequate Assurance Payments - Utilities		-
TOTAL PAYMENTS		$3,460,296.38

Notes
1 - Interest payments include fees paid on undrawn portions of credit facilities.

In re	General Maritime Corporation, et al.	Case No.	11-15285
	Debtor	Reporting Period:	3/1/12 - 3/31/12

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		x
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		x
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		x
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		x
5	Is the Debtor delinquent in paying any insurance premium payment?		x
6	Have any payments been made on pre-petition liabilities this reporting period?	x
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	x
8	Are any post petition payroll taxes past due?		x
9	Are any post petition State or Federal income taxes past due?		x
10	Are any post petition real estate taxes past due?		x
11	Are any other post petition taxes past due?		x
12	Have any pre-petition taxes been paid during this reporting period?		x
13	Are any amounts owed to post petition creditors delinquent?		x
14	Are any wage payments past due?		x
15	Have any post petition loans been received by the Debtor from any party?	x
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		x
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		x
18	Have the owners or shareholders received any compensation outside of the normal course of business?		x

Explanations
6	The Debtors have made payments on account of pre-petition liabilities in accordance with Orders of the Bankruptcy Court specifically authorizing such payments.
7
The Debtors have approximately $27,500 in related party receivables from (a) Peter C. Georgiopoulos, Chairman of the Debtors' Board of Directors, (b) P C Georgiopoulos & Co. LLC, an investment management company controlled by Peter C. Georgiopoulos, (c) Aegean Marine Petroleum Network Inc., a company where Peter C. Georgiopoulos and John Tavlarios, Director, President and Chief Executive Officer of the Debtors, are directors and (d) Genco Shipping & Trading Limited, a company where Peter C. Georgiopoulos serves as Chairman on the Board of Directors, for amounts incurred on their behalf for rent and other expenses incurred in the ordinary course of business.  These amounts are reimbursed to the Debtors in the ordinary course of business.

15	The Debtors entered into a Debtor-in-Possession financing agreement during the reporting period.